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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                     SEPTEMBER 30, 1999 (SEPTEMBER 21, 1999)
                Date of Report (Date of earliest event reported)



                           SOUTHERN FOODS GROUP, L.P.
             (Exact name of registrant as specified in its charter)


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
         DELAWARE                                    333-49289                                    75-2571364
(State or other jurisdiction                        (Commission                                 (IRS Employer
     of incorporation)                              File Number)                             Identification No.)
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                               3114 SOUTH HASKELL
                               DALLAS, TEXAS 75223
              (Address of principal executive offices and zip code)




                                 (214) 824-8163
                         (Registrant's telephone number,
                              including area code)




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ITEM 5.           OTHER EVENTS

(a)      PROPOSED TRANSACTION WITH SUIZA FOODS CORPORATION

         On September 21, 1999, Southern Foods Group, L.P. (the "Partnership") issued a press release, a copy of which is filed as Exhibit 99.1, announcing a proposed transaction which, if consummated, will result in the Partnership being owned by a joint venture to be formed between Dairy Farmers of America, Inc., one of the current owners of the Partnership, and Suiza Foods Corporation ("Suiza").

(b)      AMENDED AND RESTATED EXECUTIVE EMPLOYMENT AGREEMENT

         Effective September 19, 1999, the Partnership entered into an Amended and Restated Executive Employment Agreement with Pete Schenkel (the "Amended Schenkel Employment Agreement"). Pursuant to the Amended Schenkel Employment Agreement, Mr. Schenkel agreed to continue to serve as the President and Chief Executive Officer of the Partnership. The Amended Schenkel Employment Agreement contains substantially similar terms to the employment agreement previously entered into between the Partnership and Mr. Schenkel except that certain revisions have been made to guarantee that a minimum annual bonus be paid to Mr. Schenkel and to delete certain non-competition provisions.

(c)      RETENTION AGREEMENTS

         The Partnership contemplates entering into change of control retention agreements with certain of its employees, including certain executive officers. To date the Partnership has only entered into a Retention Agreement (the "Retention Agreement") with Patrick K. Ford, the Chief Financial Officer, Secretary and Treasurer of the Partnership. Under the terms of the Retention Agreement, if Mr. Ford is terminated without cause, has good reason for resigning his employment at the end of two years, or if the Partnership elects to have the term of the Retention Agreement expire at the end of two years, Mr. Ford is entitled to receive a cash payment and certain other employee benefits. Among these benefits are the right to receive a cash payment in the amount equal to two times the sum of the base salary and annual bonus then in effect for Mr. Ford. The term of the Retention Agreement runs for a period of two years after a change of control. During the term of Mr. Ford's employment and for a period of two years after termination of employment with the Partnership, Mr. Ford may not engage in any business or render services to any business that is in competition with the Partnership's business in Texas, Louisiana, Oklahoma or Arkansas as long as the Partnership continues to conduct business in those geographic areas. Mr. Ford has also agreed to be bound by certain other restrictions relating to not soliciting customers and employees of the Partnership and to not interfering with other relationships between the Partnership and other third parties.





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ITEM 7.           FINANCIAL STATEMENTS, PRO FINANCIAL INFORMATION AND
                  EXHIBITS

         (c)      Exhibits

                  Exhibit No.                        Description

                      10.1 Amended and Restated Executive Employment Agreement dated September 19, 1999 between the Partnership and Pete Schenkel.

                      10.2 Retention Agreement effective September 19, 1999, between the Partnership and Patrick K. Ford.

                      99.1       Press Release




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        SOUTHERN FOODS GROUP, L.P.

                                        By:   SFG Management Limited Liability
                                              Company, General Manager


Dated: September 30, 1999               By:   /s/ PATRICK K. FORD
                                           -------------------------------------
                                            Patrick K. Ford
                                            Chief Financial Officer, Secretary
                                            and Treasurer






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                                INDEX TO EXHIBITS


Exhibits

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

      Exhibit No.                                 Description
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
               10.1         Amended and Restated Executive Employment Agreement effective
                            September 19, 1999, between the Partnership and Pete Schenkel.

               10.2         Retention Agreement effective September 19, 1999, between the
                            Partnership and Patrick K. Ford.

               99.1         Press Release
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